Exhibit 10.18

WARRANT

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BYA LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

FIRST BREACH INC.

COMMON STOCK PURCHASE WARRANT

Original Issue Date: April 24, 2026

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, C. Kenneth Leith or its assigns (“Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of the consummation the earlier to occur of (i) October 24, 2026 or (ii) the first Liquidity Event occurring after the Original Issue Date of this Warrant (“Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on fifth anniversary of the Initial Exercise Date (“Termination Date”) but not thereafter, to subscribe for and purchase from First Breach Inc., a Delaware corporation (“Company”), up to 7,500 shares of Common Stock (as subject to adjustment hereunder, “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Notwithstanding the foregoing, in the event that in the event that in such Liquidity Event the Company issues units comprising shares of Common Stock and additional warrants and/or any other securities convertible into or exercisable for shares of Common Stock (such additional warrants and/or other securities, as the case may be, “Other Unit Securities”) then this Warrant shall be exercisable for, in addition to the Warrant Shares, such number of such Other Unit Securities that, if they had been included in the Liquidity Event, equals the aggregate number that would have been required to create a number of units proportional to the number of Warrant Shares specified hereinabove. The Warrant Shares and Other Unit Securities purchasable pursuant to this Warrant and such Other Unit Securities in accordance with the foregoing shall be collectively referred to herein as (“Warrant Securities”).

Section 1 Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (“Purchase Agreement”), dated as of April 24, 2026 by and among the Company and the Investors signatory thereto.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exempt Issuance” means the issuance of Common Stock or options to employees, officers, or directors of the Company pursuant to any stock or option plan duly adopted by the Company.

“Liquidity Event” means the date on which the Company completes a direct listing of its Common Stock on a National Securities Exchange.

“National Securities Exchange” means the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, or any other national securities exchange registered with the Commission under the Exchange Act.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB, OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

“Transfer Agent” means the Company’s transfer agent for the Common Stock, and any successor transfer agent of the Company.

“Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price.

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Section 2 Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (“Notice of Exercise”). Within the earlier of: (i) two (2) Business Days; and (ii) the number of Business Days comprising the Standard Settlement Period (as defined in section 2(d)(i)) following the date of exercise as aforesaid, the Holder shall deliver to the Company the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Securities available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Business Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Securities available hereunder shall have the effect of lowering the outstanding number of Warrant Securities purchasable hereunder in an amount equal to the applicable number of Warrant Securities purchased. The Holder and the Company shall maintain records showing the number of Warrant Securities purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Securities available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be equal to $8.00 per share, subject to adjustment hereunder (“Exercise Price”).

c) Reserved.

d) Mechanics of Exercise.

i.	Delivery of Warrant Securities Upon Exercise. The Company shall cause the Warrant Securities purchased hereunder to be transmitted by its transfer agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if, following the consummation of a Liquidity Event, the Company is then a participant in such system and either: (A) there is an effective registration statement permitting the issuance of the Warrant Securities to or resale of the Warrant Securities by the Holder; or (B) the Warrant Securities are eligible for resale by the Holder without volume or manner- of-sale limitations pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Securities to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earliest of: (i) two (2) Business Days after the delivery to the Company of the Notice of Exercise; (ii) one (1) trading day after delivery of the aggregate Exercise Price to the Company; and (iii) the number of Trading days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate (but not Rule 144) purposes to have become the holder of record of the Warrant Securities with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Securities, provided that payment of the aggregate Exercise Price is received within the earlier of: (i) two (2) Business Days; and (ii) the number of trading days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Securities subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Securities subject to such exercise (based on the volume weighted average price of the Common Stock on the date of the applicable Notice of Exercise), $10 per Business Day (increasing to $20 per Trading Day on the fifth (5th) Business Day after such liquidated damages begin to accrue) for each Business Day after such Warrant Share Delivery Date until such Warrant Securities are delivered or the Holder rescinds such exercise. Following consummation of a Liquidity Event, the Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of trading days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

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ii.	Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Securities, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.	Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Securities pursuant to section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.	Compensation for Buy-In on Failure to Timely Deliver Warrant Securities Upon Exercise. In addition to any other rights available to the Holder, if, following a Liquidity Event, the Company fails to cause its transfer agent to transmit to the Holder the Warrant Securities in accordance with the provisions of section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Securities which the Holder anticipated receiving upon such exercise (“Buy-In”), then the Company shall: (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the product of (1) the number of Warrant Securities that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed; and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Securities for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v.	No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or roundup to the next whole share.

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vi.	Charges, Taxes and Expenses. Issuance of Warrant Securities shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Securities, all of which taxes and expenses shall be paid by the Company, and such Warrant Securities shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Securities are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Securities. The Company shall pay all attorney fees required for the issuance of attorney legal opinions for removal of restrictive legends on Warrant Securities.

vii.	Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon: (i) exercise of the remaining, non- exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties; and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder (“Exchange Act”), it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in: (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be; (B) a more recent public announcement by the Company; or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one trading day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3 Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant); (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If and whenever, at any time while this Warrant is outstanding, the Company issues or sells, announces any offer, sale, or other disposition of, or in accordance with this section 3 is deemed to have issued, sold or granted (or makes an announcement regarding the same), any shares of Common Stock and/or Common Stock equivalents (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any securities issued or sold or deemed to have been issued or sold solely in connection with an Exempt Issuance) for a consideration per share (“New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the New Issuance Price under this section 3(b)), the following shall be applicable:

i. Issuance of Options. If the Company in any manner grants, issues or sells (or enters into any agreement to grant, issue or sell) any Options (as defined below) and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option (as defined below) or upon conversion, exercise or exchange of any Common Stock equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof is less than the Applicable Price, then such Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option (as defined below) for such price per share. For purposes of this section 3(b)(i), the ‘lowest price per share for which one Common Stock is at any time issuable upon the exercise of any such Options (as defined below) or upon conversion, exercise or exchange of any Common Stock equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof’ shall be equal to: (A) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting, issuance or sale of such Option (as defined below), upon exercise of such Option (as defined below) and upon conversion, exercise or exchange of any Common Stock equivalents issuable upon exercise of such Option (as defined below) or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option (as defined below) for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon the exercise of any such Options (as defined below) or upon conversion, exercise or exchange of any Common Stock equivalents issuable upon exercise of any such Option (as defined below) or otherwise pursuant to the terms thereof minus; (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting, issuance or sale of such Option (as defined below), upon exercise of such Option (as defined below) and upon conversion, exercise or exchange of any Common Stock equivalents issuable upon exercise of such Option (as defined below) or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (as defined below) (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Common Stock equivalents upon the exercise of such Options (as defined below) or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock equivalents. “Option” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities, other than option issued in an Exempt Issuance. “Convertible Securities” means any shares or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

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ii. Issuance of Convertible Securities. If the Company in any manner issues or sells (or enters into any agreement to issue or sell) any Common Stock equivalents and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Common Stock equivalents for such price per share. For the purposes of this section 3(b)(ii), the ‘lowest price per share for which one Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof’ shall be equal to: (A) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Common Stock equivalents and upon conversion, exercise or exchange of such Common Stock equivalents or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Common Stock equivalents for which one share of Common Stock is issuable (or may become issuable assuming all possible market conditions) upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus; (B) the sum of all amounts paid or payable to the holder of such Common Stock equivalents (or any other Person) upon the issuance or sale of such Common Stock equivalents plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Common Stock equivalents (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Common Stock equivalents or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Common Stock equivalents is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this section 3(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

iii. Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Common Stock equivalents, or the rate at which any Common Stock equivalents are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Common Stock equivalents provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this section 3(b)(iii), if the terms of any Option or Common Stock equivalents that was outstanding as of the date this Warrant was issued are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Common Stock equivalents and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price, then in effect.

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iv. Change in Option Price or Rate of Conversion. If any Option and/or Common Stock equivalents and/or Adjustment Right (as defined below) is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security,” and such Option and/or Common Stock equivalents and/or Adjustment Right (as defined below), the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either:

(A) have at least one investor or purchaser in common; (B) are consummated in reasonable proximity to each other; and/or (C) are consummated under the same plan of financing) the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to section 3(b)(i) or 3(b)(ii) above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the fair market value (as determined by the Holder in good faith), as applicable, of such Adjustment Right (as defined below), if any, and (II) the fair market value (as determined by the Holder) of such Common Stock equivalents, if any, in each case, as determined on a per share basis in accordance with this section 3(b)(iv). If any shares of Common Stock, Options or Common Stock equivalents are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock equivalents, will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Common Stock equivalents are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Common Stock equivalents, will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the volume weighted average prices of such security for each of the five (5) Trading days immediately preceding the date of receipt. If any shares of Common Stock, Options or Common Stock equivalents are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such shares of Common Stock, Option or Common Stock equivalents, will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Common Stock equivalents (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (“Valuation Event”), the fair value of such consideration will be determined within five (5) Trading days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company). “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale hereunder) of Common Stock (other than rights of the type described in sections 3(c) and 3(d) hereof) that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

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v. Change in Option Price or Rate of Conversion. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them: (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Common Stock equivalents; or (B) to subscribe for or purchase shares of Common Stock, Options or Common Stock equivalents, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

vi. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to section 3(a) above, if at any time the Company grants, issues or sells any Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding: (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person; (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions; (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of fifty percent (50%) or more of the outstanding Common Stock; (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property; or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme or arrangement) with another Person or group of Persons whereby such other Person or group acquires more than fifty percent (50%) of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in section 2(d) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (“Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in section 2(d) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (“Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory inform and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the ‘Company’ shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. A Liquidity Event shall not be deemed to be a Fundamental Transaction.

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f) Calculations. All calculations under this section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Securities and setting forth a brief statement of the facts requiring such adjustment.

h) Notice to Allow Exercise by Holder. If: (i) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (iv) the approval of any stockholders of the Company shall be required in connection with any re-classification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least twenty (20) calendar days prior to the applicable record or effective date herein after specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4 Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in section 4(d) hereof and to the provisions of section 4.01 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Business Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Securities without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Securities issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (“Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either: (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws; or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the provisions of section 4.01 of the Purchase Agreement.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Securities issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Securities or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5 Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends, or other rights as a stockholder of the Company prior to the exercise hereof as set forth in section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Securities, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Securities upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Securities upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Securities may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Securities which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Securities in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will: (i) not increase the par value of any Warrant Securities above the amount payable therefor upon such exercise immediately prior to such increase in par value; (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Securities upon the exercise of this Warrant; and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Securities for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Securities acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Securities, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

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k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Securities.

l) Amendment; Waivers. This Warrant may be modified or amended, or the provisions hereof waived with the written consent of the Company and the Holder. Further, any modifications, amendments or waivers of the provisions hereof shall be subject to section 5.05 of the Purchase Agreement.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Equal Treatment of Holders. No consideration (including any modification of this Warrant) shall be offered or paid to any Person (as such term is defined in the Purchase Agreement) to amend or consent to a waiver or modification of any provision hereof unless the same consideration is also offered to all of the Holders. For clarification purposes, this provision constitutes a separate right granted to each Holder by the Company and negotiated separately by each Holder and is intended for the Company to treat the Holders as a class and shall not in any way be construed as the Holders acting in concert or as a group with respect to the Warrants or the shares of Common Stock issuable upon exercise of the Warrants.

********************

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer as of the date first above indicated.

FIRST BREACH INC.

By:	/s/ Jeffrey Low
Name:	Jeffrey Low
Title:	CEO

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NOTICE OF EXERCISE

TO:	__________________________

(1)	The undersigned hereby elects to purchase_____________________ Warrant Securities of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall take the form of lawful money of the United States.

(2)	Payment shall take the form of lawful money of the United States; or

(3)	Please issue said Warrant Securities in the name of the undersigned or in such other name as is specified below:

__________________________________________

(4)	The Warrant Securities shall be delivered to the following DWAC Account Number:

__________________________________________

__________________________________________

__________________________________________

(5)	Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: __________________________________________________

Name of Authorized Signatory: ____________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: _________________

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ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this Form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: ___________________, __________

Holder’s Signature:_______________________________

Holder’s Address:____________________________________________________________________

___________________________________________________________________

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